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                                                                    EXHIBIT 99.2


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                          J. C. PENNEY COMPANY, INC.

                ----------------------------------------------

                         JCP MASTER CREDIT CARD TRUST

                ----------------------------------------------

                       9.625% ASSET BACKED CERTIFICATES
                                   SERIES C
                              CUSIP NO. 466115AC6

          Under Section 5.2 of the Master Pooling and Servicing Agreement dated as of September 5, 1988, as supplemented by the Series C Supplement dated as of April 9, 1990, (together with the "Pooling and Servicing Agreement") by and between JCP Receivables, Inc., J. C. Penney Company, Inc. ("JCPenney"), as Servicer and The Fuji Bank and Trust Company (the "Trustee"), JCPenney is required to prepare certain information for each Series each month regarding current distributions to Certificateholders of such Series and the performance of the JCP Master Credit Card Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Funding Date of February 15, 1996, and with respect to the performance of the Trust during the month of January, 1996, is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate of this Series (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution (Stated on the Basis
     ---------------------------------------------------------------------------
     of $1,000 Original Certificate Principal Amount) for this Series.
     -----------------------------------------------------------------

     1.   The total amount of the distribution to
          Certificateholders per $1,000 original Certificate
          Principal amount....................................  $           0.00

     2.   The amount of the distribution set forth in paragraph
          1 above allocable to Certificate Principal, per
          $1,000 original Certificate Principal amount........  $           0.00


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     3.   The amount of the distribution set forth in paragraph
          1 above allocable to Certificate Interest, per $1,000
          original Certificate Principal amount...............    $         0.00

B.   Information Regarding the Funding Accounts (Stated on the
     ---------------------------------------------------------
     Basis of $1,000 Original Certificate Principal Amount) for
     ----------------------------------------------------------
     this Series.
     -----------
     1.   The total amount on deposit in the Principal Funding
          Account allocable to Certificate Principal per $1,000
          original Certificate Principal amount...............    $         0.00

     2.   The total amount on deposit in the Interest Funding
          Account allocable to Certificate Interest, per $1,000
          original Certificate amount.........................    $        16.04

C.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.   Collection of Principal Receivables
          -----------------------------------

          The aggregate amount of Collections of Principal
          Receivables processed which were allocated in respect
          of the Certificates of this Series..................    $   72,162,106

     2.   Collection of Finance Charge Receivables
          ----------------------------------------

          The aggregate amount of Collections of Finance Charge
          Receivables processed which were allocated in respect
          of the Certificates of this Series..................    $    5,401,668

     3.   Net Recoveries
          --------------

          The aggregate amount of Net Recoveries which were
          allocated in respect of the Certificates of this
          Series..............................................    $         0.00

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     4.   Principal Receivables in the Trust
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           (a) The aggregate amount of Principal Receivables in
               the Trust as of the end of the day on the last
               day of such month (which reflects the Principal
               Receivables represented by the JCPR Amount and
               by the Aggregate Investor Amount)..............  $  1,731,591,648

           (b) The amount of Principal Receivables in the Trust
               represented by the Aggregate Investor Amount as
               of the end of the day on the last day of such
               month..........................................  $    725,000,000

           (c) The Aggregate Investor Amount set forth in
               paragraph 4(b) above as a percentage of the
               aggregate amount of Principal Receivables set
               forth in paragraph 4(a) above..................            41.87%

           (d) The Aggregate Investor Amount for this Series as
               a percentage of the aggregate amount of
               Principal Receivables in the Trust as set forth
               in paragraph 4(a) above........................            21.66%

     5.   Delinquent Balances
          -------------------

          The aggregate amount of outstanding balances in the Accounts in the Trust which were delinquent as of the end of the day on the last day of such month:

                                                                      Aggregate
                                                                       Account
                                                                       Balance
                                                                       -------
          (a)  1 month: .......................................  $    66,120,974
          (b)  2 months: ......................................       22,834,171
          (c)  3 months: ......................................       16,322,266
          (d)  4 months: ......................................       12,267,902
          (e)  5 months: ......................................        6,199,156
          (f)  6 or more months: ..............................                0

                                     Total:                      $   123,744,469


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     6.   Investor Default Amount
          -----------------------

          The aggregate amount of the Investor Default Amount
          which was allocated in respect of the Certificates of
          this Series.........................................  $      1,604,471

     7.   Investor Charge Offs;
          ---------------------
          Reimbursement of Charge Offs
          ----------------------------

           (a) The aggregate amount of Investor Charge Offs
               which was allocated in respect of the
               Certificates of this Series....................  $           0.00

           (b) The amount of the Investor Charge Offs set forth
               in paragraph 7(a) above, per $1,000 original
               Certificate Principal amount (which will have
               the effect of reducing pro rata, the amount of
                                      --- ----
               each Certificateholder's investment) allocated
               to this Series.................................  $           0.00

           (c) The aggregate amount reimbursed to the Trust in
               the current month from drawings under the Letter
               of Credit in respect of Investor Charge Offs in
               prior months...................................  $           0.00

           (d) The amount set forth in paragraph 7(c) above,
               per $1,000 original Certificate Principal amount
               (which will have the effect of increasing, pro
                                                          ---
               rata, the amount of each Certificateholder's
               ----
               investment) allocated to this Series...........  $           0.00

     8.   Investor Monthly Servicing Fee
          ------------------------------

          The amount of the Investor Monthly Servicing Fee for
          this Series for the preceding Monthly Period payable
          by the Trust to the Servicer........................  $        234,375


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     9.   Investor Monthly Facility Fee
          -----------------------------

          The amount of the Investor Monthly Facility Fee for
          this Series for the preceding Monthly Period payable
          by the Trust to JCPR................................  $        390,625

     10.  Available L/C Amount
          --------------------

          The Available L/C Amount as of the close of business
          on the Distribution Date specified above for this
          Series..............................................  $     45,000,000

D.   The Pool Factor.
     ----------------

          The Pool Factor (which represents the ratio of the
          Adjusted Investor Amount for this Series as of the
          end of the last day of such month to the applicable
          Initial Investor Amount). (The amount of a
          Certificateholder's pro rata share of the Investor
                              --- ----
          Amount can be determined by multiplying the original
          denomination of the Holder's Certificate by the Pool
          Factor).............................................         1.0000000


                      J. C. PENNEY COMPANY, INC.,
                               as Servicer

                  By:  /s/ M. Rich
                       -----------------------------
                       Title:  Credit Controller

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